SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        REGENERX BIOPHARMACEUTICALS, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

     5) Total fee paid:

        -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

        --------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        --------------------------------------------------------------

     3) Filing Party:

        --------------------------------------------------------------

     4) Date Filed:

        --------------------------------------------------------------

                                                        3 Bethesda Metro Center
[REGENERX LOGO]                                         Suite 700
                                                        Bethesda, MD  20814

                                                        Phone: 301.961.1992
                                                        Fax:   301.961.1991
                                                        E-mail:info@RegeneRx.com

                                  May 20, 2002

Dear Fellow Stockholder:

      You are cordially invited to attend the 2002 Annual Meeting (the "Meeting") of Stockholders of RegeneRx Biopharmaceuticals, Inc. (the "Company"), to be held at 10:00 a.m., Eastern time, on Wednesday, June 19, 2002, at the Hyatt Regency Bethesda, located at 7400 Wisconsin Avenue, Bethesda, Maryland 20814.

      An important aspect of the Meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon: (i) the election of five (5) directors of the Company; (ii) the approval of the Company's Amended and Restated 2000 Stock Option and Incentive Plan; and (iii) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors.

      The Board of Directors has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOUR VOTE "FOR" THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1; "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN AS SPECIFIED UNDER PROPOSAL 2; AND "FOR" THE RATIFICATION OF THE INDEPENDENT ACCOUNTANTS SPECIFIED UNDER PROPOSAL 3.

      I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE VOTE YOUR SHARES AND SIGN AND RETURN THE ENCLOSED PROXY STATEMENT AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

      Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. I want to express my appreciation for your confidence and support.

                                                         Very truly yours,


                                                         /s/ Allan L. Goldstein
                                                         Allan L. Goldstein
                                                         Chairman of the Board

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                        NOTICE OF MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 19, 2002

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting (the "Meeting") of Stockholders of RegeneRx Biopharmaceuticals, Inc. (the "Company") will be held as follows:



        TIME..............................    10:00 a.m. local time

        DATE..............................    Wednesday, June 19, 2002

        PLACE.............................    Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland
                                              20814

        ITEMS OF BUSINESS.................    (1)      To elect five directors, each for a term expiring at
                                                       next year's Annual Meeting of stockholders.

                                              (2)      To approve the Amended and Restated 2000 Stock Option and
                                                       Incentive Plan.

                                              (3)      To ratify the Board of Directors' appointment of Reznick
                                                       Fedder & Silverman, P.C. as the Company's independent
                                                       auditors for the fiscal year ending December 31, 2002.

                                              (4)      To transact any other business that may properly come
                                                       before the Meeting and any adjournment or postponement
                                                       of the Meeting.

        RECORD DATE.......................    Holders of record of the Company's common stock at the close of business on April 26, 2002 will be entitled to attend and vote at the Meeting or any adjournment thereof.  In the event that there are not sufficient votes for a quorum, or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.  A complete list of the stockholders entitled to vote at the Meeting will be available at the executive offices of the
                                              Company.


        ANNUAL REPORT.....................    The Company's Annual Report on Form 10-KSB for the year ended
                                              December 31, 2001 is enclosed.

        PROXY VOTING......................    It is important that your shares be represented and voted



                                              at the Meeting. You can vote your shares by returning the
                                              enclosed proxy card in the enclosed envelope. If your shares are held in "street name" with a bank, broker or some other third party, you also may be able to submit your proxy vote by
                                              telephone or via the internet. Check your proxy card to see if voting by telephone and/or the internet is available to you.
                                              REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY
                                              IMPORTANT. PLEASE ACT TODAY.

                                                     BY ORDER OF THE BOARD OF DIRECTORS

                                                     /s/ ALLAN L. GOLDSTEIN
                                                     ----------------------------------
                                                     ALLAN L. GOLDSTEIN
                                                     Chairman of the Board

Bethesda, Maryland
May 20, 2002

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------


                             MEETING OF STOCKHOLDERS
                                  JUNE 19, 2002

                                TABLE OF CONTENTS
                                                                                                                PAGE
                                                                                                                ----

INTRODUCTION......................................................................................................1

INFORMATION ABOUT THE ANNUAL MEETING..............................................................................1
         What is the purpose of the annual meeting?...............................................................2
         Who is entitled to vote?.................................................................................3
         What if my shares are held in "street name" by a broker?.................................................3
         How many shares must be present to hold the annual meeting?..............................................3
         What if a quorum is not present at the annual meeting?...................................................3
         How do I vote?...........................................................................................3
         Can I change my vote after I submit my proxy?............................................................4
         How does the Board of Directors recommend I vote on the proposals?.......................................4
         What if I do not specify how my shares are to be voted?..................................................4
         Will any other business be conducted at the annual meeting?..............................................5
         What happens if a nominee is unable to stand for election?...............................................5

STOCK OWNERSHIP...................................................................................................5
         Stock Ownership of Significant Stockholders, Directors and Executive Officers............................5
         Section 16(a) Beneficial Ownership Reporting Compliance..................................................7

PROPOSAL 1 - ELECTION OF DIRECTORS................................................................................9
         Board of Directors' Meetings and Committees.............................................................11
         Audit Committee Matters.................................................................................11
         Directors' Compensation.................................................................................12
         Summary Compensation Table..............................................................................13
         Certain Transactions....................................................................................14

PROPOSAL 2 - AMENDMENT OF OPTION PLAN           .................................................................19

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF AUDITORS.............................................................23
         Vote Required For Approval..............................................................................23




OTHER MATTERS....................................................................................................24

ADDITIONAL INFORMATION...........................................................................................24
         Proxy Solicitation Costs................................................................................24
         Stockholder Proposals for 2003 Annual Meeting...........................................................24

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                     -------------------------------------

                                 PROXY STATEMENT

                     -------------------------------------


SOLICITATION AND VOTING PROXIES

         The Board of Directors of RegeneRx Biopharmaceuticals, Inc. (the "Company") is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the Company's 2002 Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held on June 19, 2002 at 10:00 a.m., Eastern time, at the Hyatt Regency Bethesda, located at 7400 Wisconsin Avenue, Bethesda, Maryland 20814, and any adjournment thereof.

         At the Meeting, stockholders will be asked to vote on three proposals:
(1) the election of five directors of the Company, each to serve for a term expiring at next year's Annual Meeting of stockholders; (2) the approval of the Company's amended and restated 2000 Stock Option and Incentive Plan (the "Amended and Restated Option Plan"); and (3) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the Meeting, although the Board of Directors knows of no other business to be presented.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are required to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. By submitting your proxy, you authorize the Company's Board of Directors (the "Board") to represent you and vote your shares at the Meeting in accordance with your instructions. The Board also may vote your shares to adjourn the Meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the Meeting. Where no instructions are indicated, signed proxy cards will be voted FOR the election of the nominees for directors named in this proxy statement, FOR the approval of the Amended and Restated Option Plan and FOR ratification of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002

         Other than matters set forth on the attached Notice of 2002 Annual Meeting of Stockholders, the Board knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders' discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting and at any adjournment thereof, including whether or not to adjoin the Meeting.

         You may revoke your proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivery to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holders to vote personally at the Meeting.

         The cost of solicitation on behalf of the management will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers, and other employees of the Company, without additional compensation therefore. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, filed by the Company with the Securities and Exchange Commission, is enclosed. The Form 10-KSB does not constitute a part of the proxy solicitation materials and the Form 10-KSB is not incorporated into this proxy statement by reference.

         This proxy statement and the accompanying materials are being mailed to stockholders on or about May 20, 2002.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY.


               INFORMATION ABOUT THE MEETING AND VOTING SECURITIES

WHAT IS THE PURPOSE OF THE MEETING?

         At the Meeting, stockholders will be asked to vote on the following proposals:

         Proposal 1.   Election of three directors of the Company, each for a
                       term expiring at next year's Meeting of stockholders; and

         Proposal 2.   Approval of the Amended and Restated Option Plan.

         Proposal 3.   Ratification of the appointment of Reznick Fedder &
                       Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002.

Stockholders also will act on any other business that may properly come before the Meeting. Members of our management team will be present at the Meeting to respond to your questions.

WHO IS ENTITLED TO VOTE?

         The record date for the meeting is April 26, 2002. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting. The only class of stock entitled to be voted at the Meeting is the Company's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the Meeting. There is no cumulative voting . The close of business on April 26, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for determination of stockholders entitles to vote at the Meeting and at any adjournment thereof. The total number of shares of common stock ("Common Stock") outstanding on the Record Date was 26,783,812.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

         If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

         A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

         If a quorum is not present or there are not sufficient votes to approve or ratify any proposal at the time of the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The time and place of the adjourned Meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the Meeting.

HOW DO I VOTE?

         1. YOU MAY VOTE BY PROXY. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. If your shares are held in "street name" with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet. Check your proxy card to see if voting by telephone and/or the internet is available to you.

         2. YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. Note, however, that if your shares are held in "street name" with a bank, broker or some other third party, you will need to obtain a proxy from the record holder of your shares indicating that you were the beneficial owner of those shares on April 26, 2002, the record date for voting at the Meeting. You are encouraged to vote by proxy prior to the Meeting even if you plan to attend the Meeting.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

         Yes, you may revoke your proxy and change your vote at any time before the polls close at the Meeting by:

         o   submitting another proxy with a later date;
         o giving written notice of the revocation of your proxy to the Company's Secretary prior to the Meeting; or
         o voting in person at the Meeting. Your proxy will not be automatically revoked by your mere attendance at the Meeting; you must actually vote at the Meeting to revoke a prior proxy.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

        Your Board recommends that you vote:

         o FOR election of the five nominees named in this proxy statement to the Board of Directors;

         o   FOR the Amended and Restated Option Plan; and

         o FOR ratification of the Board of Directors' appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

        As for the election of Directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, the elections of a director requires a plurality of the votes cast, without regard to either (i) broker non-votes, or (iii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. Plurality of the votes means the five nominees receiving the highest number of ("FOR") votes will be elected as directors.

        As to the approval of the Amended and Restated Option Plan as set forth in Proposal 2, ratification of the appointment of Reznick Fedder and Silverman, P.C. as the Independent Accountants of the Company set forth in Proposal 3 and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" from voting on such proposal.

        Under Delaware law and the Company's bylaws, the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to constitute stockholder approval and ratification of Proposals 2 and 3. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card for such proposals will not be counted as votes cast for purposes of

Delaware law and the Company's bylaws. Shares underlying broker non-votes will not be counted as present and entitled to vote or as votes cast and will have no effect on such proposals.

        If you are a stockholder of record and you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

        o FOR election of the three nominees named in this proxy statement to the Board of Directors;

        o   FOR the Amended and Restated Option Plan; and

        o FOR ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002.

        If your shares are held in "street name" with a broker, your broker may vote your shares in its discretion with respect to "discretionary" items. In the case of "non-discretionary" items, your shares will not be voted. The election of directors and the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors are expected to be considered "discretionary items."

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

         The Board of Directors knows of no other business that will be presented at the Meeting. If, however, any other proposal properly comes before the stockholders for a vote at the Meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

         If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected (if the Board first amends the Company's Bylaws to permit the reduction) or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF SIGNIFICANT STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows, as of April 26, 2002, the beneficial ownership of the Company's common stock by:

         o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Company common stock as of the Record Date;

         o   each named executive officer and director of the Company; and

         o all of the executive officers and directors of the Company as a group.

         The persons named in the following table have sole voting and dispositive powers for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to outstanding options, warrants or other rights to acquire held by a person that are currently exercisable or exercisable within 60 days after April 26, 2002 are included in the number of shares beneficially owned by the person and deemed outstanding shares for purposes of calculating the person's percentage ownership. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 26, 2002, there were 26,783,812 shares of Company common stock outstanding.


                                                                                                    Percent of
                                                                              Beneficial           Common Stock
                      Name of Beneficial Owner                                Ownership             Outstanding
----------------------------------------------------------------------  -----------------------  ------------------
Allan L. Goldstein
Chairman and Chief Scientific Officer                                          2,342,491(1)             8.75%

Richard J. Hindin                                                              1,885,000(2)             7.04

J. J. Finkelstein
Director, President and Chief Executive Officer                                1,875,000(3)             7.00

Sidney J. Silver                                                               1,875,000(4)             7.00

Roger H. Samet                                                                 1,047,050(5)             3.87

Joseph C. McNay, Director                                                        992,000(6)             3.67

Albert Rosenfeld, Director, Secretary and Treasurer                              125,100(7)             0.47

Defiante Farmaceutica Unipessoal, L.d.a.                                       4,255,319(8)            15.89

All executive officers and directors as a group (4 persons)                    5,334,591(9)            19.63


(Notes on following page)


----------
(1) As reported by Dr. Goldstein on a Schedule 13D filed with the SEC on November 7, 2000. Consists of (i) 2,249,285 shares owned directly by Dr. Goldstein over which he has sole voting and dispositive powers; and (ii) 93,206 shares held by Dr. Goldstein's wife with respect to which Dr. Goldstein shares voting and dispositive powers. The address for Dr. Goldstein is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814. Does not include 300,000 options to purchase Common Stock to be issued to Dr. Goldstein under the Amended and Restated Option Plan, which is subject to stockholder approval.

(2) As reported by Mr. Hindin on a Schedule 13D filed with the SEC on November 7, 2000. The address for Mr. Hindin is 407 Chain Bridge Road, McLean, Virginia 22101.

(3) As reported by Mr. Finkelstein on a Schedule 13D filed with the SEC on November 7, 2000. The address for Mr. Finkelstein is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814. Does not include 500,000 options to purchase Common Stock to be issued to Mr. Finkelstein under the Amended and Restated Option Plan, which is subject to stockholder approval.

(4) As reported by Mr. Silver on a Schedule 13D filed with the SEC on November 7, 2000. The address for Mr. Silver is c/o Silver, Freedman & Taff, L.L.P., 1100 New York Avenue, N.W., Washington, D.C. 20005.

(5) As reported by Mr. Samet on Amendment No. One to a Schedule 13D filed with the SEC on February 26, 1999. Mr. Samet reported sole voting and dispositive powers as to all shares listed. Included among the shares listed are 292,050 shares which Mr. Samet has the right to acquire pursuant to Class D warrants issued to him by the Company. The address for Mr. Samet is 254 East 68th Street, #29B, New York, NY 10021.

(6) Consists of (i) 712,000 shares owned directly by Mr. McNay over which he has sole voting and dispositive powers; (ii) 115,000 shares which Mr. McNay has the right to acquire through the exercise of stock options that are currently exercisable; and (iii) 165,000 shares which Mr. McNay has the right to acquire pursuant to the exercise of Class D warrants. The address for Mr. McNay is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(7) Consists of (i) 10,100 shares owned directly by Mr. Rosenfeld over which he has sole voting and dispositive powers; and (ii) 115,000 shares which Mr. Rosenfeld has the right to acquire through the exercise of stock options that are currently exercisable. The address for Mr. Rosenfeld is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(8) As reported by Defiante Farmaceutica Unipessael, L.d.a. on a Schedule 13G filed with the SEC on March 12, 2002. The address for Defiante Farmaceutica Unipessoal, L.d.a. is Rua dos Ferreiros, 260, Funchal-Madeira (Portugal) 9000-082.

(9) Consists of (i) 4,846,385 shares owned directly by all directors and executive officers of the Company as a group; (ii) 230,000 shares which all directors and executive officers as a group have the right to acquire through the exercise of stock options that are currently exercisable; (iii) 93,206 shares owned by family members of all directors and executive officers as a group; and (iv) 165,000 shares which all directors and executive officers as a group have the right to acquire pursuant to the exercise of Class D warrants.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to report to the SEC their initial ownership of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose any late filings or failures to file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no reports were required during the fiscal year ended December 31, 2001, and that all Section 16(a) filing requirements applicable to the Company's executive officers and directors during 2001 were met.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of four directors. The Company's bylaws allow for not less than three and not more than seven Directors. Directors are elected annually to serve one-year terms. In conjunction with this meeting, the Board of Directors passed a resolution to increase the size of the Board to five members as of the Meeting. Accordingly, the five individuals listed below each have been nominated for election as a director at the Meeting, to hold office until the next Meeting of stockholders and until his successor is elected and qualified. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

         The affirmative vote of a plurality of the votes cast at the Meeting by the holders of shares present in person or by proxy at the Meeting is required to elect the nominees named below as directors. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

         The following table sets forth, with respect to each director and executive officer, his name and age, the year in which he first became a director of the Company, and his principal occupation and business experience during the past five years.


--------------------------------------------------------------------------------------------------------------------

              NAME,                                                  PRINCIPAL OCCUPATION AND
  YEAR FIRST BECAME DIRECTOR OF        AGE                              BUSINESS EXPERIENCE
             COMPANY
--------------------------------------------------------------------------------------------------------------------

Allan L. Goldstein, 1982               64       Chairman of the Board of the Company since 1982; Chief Executive
                                                Officer of the Company from 1982 to 1986, and 1999 to 2002; Chief
                                                Scientific Advisor of the Company from 1982 to present; Professor and Chairman of Department of Biochemistry and Molecular Biology at
                                                The George Washington University School of Medicine and Health
                                                Sciences from 1978 to present.

--------------------------------------------------------------------------------------------------------------------

Joseph C. McNay, 1987                  67       Chairman and Director of Essex Investment Management Company, Inc.,
                                                a registered investment advisor, from 1976 to present; Director of
                                                Softech, Inc. and MPSI System, Inc.

--------------------------------------------------------------------------------------------------------------------

Albert Rosenfeld, 1982                 81       Secretary - Treasurer of the Company from 1999 to present;
                                                Consultant on Future Programs for March of Dimes Birth Defect
                                                Foundation from 1973 to present; Adjunct Assistant Professor,
                                                Department of Human Biological Chemistry and Genetics at University
                                                of Texas Medical Branch, from 1974 to 1998; author and lecturer on scientific matters.

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

              NAME,                                                  PRINCIPAL OCCUPATION AND
  YEAR FIRST BECAME DIRECTOR OF        AGE                              BUSINESS EXPERIENCE
             COMPANY
--------------------------------------------------------------------------------------------------------------------

J.J. Finkelstein, 2002                 50       Mr. Finkelstein has been the President and CEO and a Director of the Company since March 2002. Prior to such time, he served as a consultant to the Company and was responsible for the creation, implementation, and financing of its business strategy. Mr.
                                                Finkelstein has been a chief executive officer and consultant in the bioscience industry for the past twenty years, having served as
                                                Chief Executive Officer of three biomedical companies since 1982, including as CEO of the Company from 1984 to 1989 and as
                                                Vice-Chairman from 1989 to 1991. He is experienced in a start-up environment, has been responsible for the regulatory approval and marketing of a number of medical products in the U.S. and abroad, and has raised more than $35 million in capital to finance these ventures. He currently serves on the Boards of several bioscience firms, including MdBio, Inc. a not-for-profit Maryland organization whose mission is to support bioscience development and education in the State of Maryland. Mr. Finkelstein received a Bachelor's degree in finance and accounting from the University of Texas in 1975.
--------------------------------------------------------------------------------------------------------------------

Richard J. Hindin, 2002                59       Mr. Hindin is President and CEO of Adworks Inc., a Washington, D.C.
                                                based advertising and marketing firm billing in excess of $80 million annually. He is also Chairman of the Board of Chicken Out
                                                Rotisserie Inc., founded in 1991, which operates 29 restaurants in four states and the District of Columbia, with annual sales in excess of $35 million. In 1967, he co-founded Britches of
                                                Georgetown, Inc., (Britches) a clothing retailer specializing in the sale of upscale men's and women's apparel and accessories.
                                                Under his stewardship as its President and CEO, Britches became a chain of 77 units in seven states with annual sales exceeding $120 million. Currently, Mr. Hindin serves as Chairman of the Board of
                                                The Institute of Advanced Studies in Immunology and Geriatric
                                                Medicine, a non-profit 501(c)(3) corporation that specializes in disseminating medical information to the public as well as providing the pharmaceutical industry with an independent source for testing vaccines and drugs for the elderly.
--------------------------------------------------------------------------------------------------------------------

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         The Company's Board of Directors met four times in fiscal 2001. During 2001, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has standing Audit, Compensation and Stock Option committees.

         The Audit Committee seeks to ensure that appropriate audits of the Company are conducted, as well as the adequacy of the internal accounting controls and the integrity of financial reporting. The members of the Audit Committee are Directors McNay and Rosenfeld. The Audit Committee met once during fiscal 2001. For additional information regarding the audit committee, see "Audit Committee Matters" below.

         The Compensation Committee is responsible for the determination of compensation paid to executive officers. The members of the Compensation Committee are Directors McNay and Rosenfeld. The Compensation Committee met once in fiscal 2001.

         The Stock Option Committee is responsible for administering the Company's stock option plans and in this capacity approves stock option grants. Each director is a member of the Stock Option Committee. The Stock Option Committee met once in fiscal 2001.

         The entire Board of Directors of the Company acts as the Nominating Committee for selecting nominees for election to the Board. The Nominating Committee generally meets once per year to make nominations. While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations. Pursuant to the Company's bylaws, nominations for election as directors by stockholders at an Meeting must be made in writing and delivered to the Company's Secretary not less than 14 days nor more than 120 days prior to the date of the meeting. If, however, notice of the meeting is given to stockholders less than 21 days prior to the meeting, the nominations must be received by the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders.

AUDIT COMMITTEE MATTERS

         Audit Committee Report. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the year ended December 31, 2001:

         o The Audit Committee has reviewed and discussed with the Company's management the Company's 2001 audited financial statements;

         o The Audit Committee has discussed with the Company's independent auditors (Reznick Fedder & Silverman, P.C.) the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2001 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

         Submitted by the Audit Committee of the Company's Board of Directors:

                                 Joseph C. McNay
                                 Albert Rosenfeld

         Independence and Other Matters. Under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market, Director McNay is "independent." Because he is an officer of the Company, Director Rosenfeld is not "independent" under this definition. The Company's Board of Directors has not adopted a written charter for the audit committee.

DIRECTORS' COMPENSATION

         Prior to the Company's suspension of operations in 1998, non-employee directors (Directors McNay and Rosenfeld) were each paid an annual fee of $5,000 and a fee of $1,250 for each meeting attended in person, and were reimbursed for expenses incurred in attending Board meetings. Upon the suspension of operations, the directors continued to serve while the Company discontinued paying director fees. It is uncertain when the Company will reinstitute the payment of director fees. At December 31, 2001, both of Directors McNay and Rosenfeld are owed director fees earned prior to the suspension of operations amounting to a total of $9,082. It is uncertain when these amounts will be paid and whether these amounts will be paid with interest. During 2001 Directors McNay and Rosenfeld were granted stock options to acquire 100,000 shares of common stock each at an exercise price of $.28 which equals the market price at the date of grant.

SUMMARY COMPENSATION TABLE

         The following table summarizes for the years indicated the compensation paid by the Company to the Company's Chief Executive Officer during 2001. No executive officer of the Company earned a salary and bonus for 2001 in excess of $100,000.

                                                                                   LONG TERM
                                         ANNUAL COMPENSATION                  COMPENSATION AWARDS
                                         -------------------                  -------------------


                                                            Other          Restricted
Name and                                                   Annual             Stock                        All Other
Principal          Fiscal                               Compensation          Award          Options        Compen-
Position             Year       Salary      Bonus          ($)(2)              ($)             (#)           sation
--------             ----       ------      -----          ------              ---             ---           ------
Allan L.             2001      $55,000       ---             ---               ---             ---        $  5,000(3)
Goldstein,           2000        ---         ---             ---               ---             ---        $ 26,875(4)
President and        1999        ---         ---             ---               ---          1,875,000         ---
Chief Executive
Officer(1)

-----------------
(1) Dr. Goldstein was appointed Chief Executive Officer in July 1999. On March 19, 2002, J.J. Finkelstein was appointed as the Company's President and Chief Executive Officer, replacing Dr. Goldstein who will remain as Chairman and Chief Scientific Advisor of the Company.

(2) Dr. Goldstein did not receive personal benefits or perquisites which exceeded the lesser of $50,000 or 10% of his salary and bonus.

(3) Dr. Goldstein converted from his consulting agreement to employment by the Company on February 1, 2001. The $5,000 represents his January 2002 consulting fee.

(4) Represents consulting fees of $20,000 and a bonus of $1,875 for services rendered as a consultant. As explained below in "Item 12. Certain Relationships and Related Transactions - Loan to Dr. Goldstein," Dr. Goldstein began receiving in 2000 a $5,000 monthly consulting fee, $3,000 of which is paid in cash and the remaining $2,000 of which is retained by the Company and applied toward repayment of a loan to Dr. Goldstein. As discussed below in "Item 12. Certain Relationships and Related Transactions
     - Consulting Agreement," the full amount of the $1,875 bonus was applied toward payment of a portion of the exercise price of Dr. Goldstein's option to purchase 1,875,000 shares of Company common stock, exercised by him in 2000.

CERTAIN TRANSACTIONS

Loan to Dr. Goldstein

         In May 1994, the Company extended a loan in the amount of $149,000 to Dr. Goldstein for the purpose of enabling Dr. Goldstein to meet a margin call on a brokerage account collateralized by Company common stock at a time when the Board of Directors concluded that it would be contrary to the best interests of the Company for Dr. Goldstein to sell the shares. The loan was unsecured and had an interest rate equal to the prime rate, with all principal and interest due on the December 31, 1994 maturity date. The loan was repaid on January 1, 1995, in part with the proceeds of a second loan to Dr. Goldstein from the Company in the amount of $115,617 that was unsecured. The second loan has an interest rate of 11.5% and was to be repaid in 36 equal monthly installments.

         In February 1996, the terms of the second loan were amended to provide for the suspension of installment payments for 12 months, but with interest continuing to accrue. In March 1997 and December 1997, the terms of the loan were further amended to suspend installment payments an additional nine and twelve months, respectively, with interest continuing to accrue. The Company suspended operations in 1998 and principal and interest payments by Dr. Goldstein ceased during and subsequent to the suspension of operations. As of December 31, 1999, the balance owed by Dr. Goldstein was $69,674, which has been fully reserved by the Company as a doubtful collection. In July 2000, the Company agreed to waive all prior and subsequent interest during and after suspension of the Company's operations and approved a payment plan for the $69,674 owed by Dr. Goldstein to the Company in 36 equal monthly installments of $1,935.38. In August 2000, the Company agreed to pay Dr. Goldstein a consulting fee of $5,000 per month, $3,000 of which is paid in cash and the remaining $2,000 of which is retained by the Company and applied toward repayment of the loan. In February 2001, Dr. Goldstein was converted from a consultant to an employee of the Company. His salary was $5,000 per month of which $2,000 was retained by the Company and applied toward repayment of the loan.

As of December 31, 2001, the outstanding balance on the loan was $37,674, which has been fully reserved as a doubtful collection. In April 2002 this balance was forgiven by the Company in consideration for his efforts and contributions to the Company over the past several years.

Consulting and Employment Agreements

         On August 16, 1999, the Company entered into an agreement with Dr. Goldstein, J.J. Finkelstein, Richard J. Hindin and Sidney J. Silver to serve as financial and business consultants to the Company and manage the Company's affairs on an interim basis. This agreement was executed following suspension of the Company's operating activities due to insufficient funds. The agreement provides for the consultants to prepare a business plan specifying a proposed business strategy for the Company and evaluate financing and recapitalization proposals. The agreement also provides for the consultants to, among other things: work with the Company's creditors to eliminate or restructure its debts; work with governmental agencies to ensure regulatory compliance and allow continuation of the Company's business; recruit necessary management for the Company; and negotiate with companies interested in licensing or other business and financial relationships with the Company.

         In consideration for services provided to the Company, each of the consultants was granted an option to purchase 1,875,000 shares of Company common stock at an exercise price of $0.04 per share, the then-fair market value. In February 2000, each consultant exercised his option in full. The Company accepted from each consultant as payment of the exercise price, a note payable to the Company in the amount of $75,000, accruing interest at 6.09% per annum and payable quarterly for 36 months beginning June 1, 2000, as well as the cancellation of an $1,875 bonus awarded to each consultant for services rendered. Each note is secured by the shares of Company common stock issued upon exercise of the consultant's option. Mr. Silver is a partner in the law firm of Silver, Freedman & Taff, L.L.P. This firm has represented the Company in a variety of legal matters, including the negotiation of settlements with certain creditors and agreements with certain other parties. In 2001, the firm was paid $41,616 for legal services performed during the year and was due $11,552 in payables on December 31, 2001.

     On January 1, 2002, Dr. Goldstein and J.J. Finkelstein entered into employment contracts with the Company to serve as Chairman and Chief Scientific Advisor and President and Chief Executive Officer, respectively.

Employment Contract of Dr. Goldstein
------------------------------------

         Pursuant to the terms of his employment agreement, Dr. Goldstein is not obligated to devote 100% of his time to the Company and continues to be employed by the George Washington Universality in Washington, D.C. The initial term of Dr. Goldstein's employment agreement is three years. The agreement will automatically be extended for successive one year terms unless the Company or Dr. Goldstein elects not to extend the agreement. The agreement provides for annual compensation of $110,000.00 and eligibility to receive an annual bonus in the discretion of the Board of Directors of the Company. In consideration for his services, the Company also granted Dr. Goldstein an option to purchase 300,000 shares of the Company's common stock at a purchase price equal to fair market value pursuant to the Amended and Restated Option Plan. Dr. Goldstein's option will vest as to 34% of the option shares on the first anniversary of the grant, and in twenty-four (24) equal monthly installments thereafter so long as he remained employed by the Company. In the event of Dr. Goldstein's termination without cause or upon the occurrence of certain change in control events, Dr. Goldstein's stock shall immediately vest and be released from the Company's repurchase option.

         Pursuant to the agreement, Dr. Goldstein is entitled to participate in and receive all standard employee benefits under applicable Company welfare benefits plans and programs to the same extent as other senior executives of the Company and to participate in all applicable incentive plans, including stock option, stock, bonus, savings and retirement plans provided by the Company which are offered to senior executive officers in the company. The agreement also provides that Dr. Goldstein will receive such perquisites as the Company may establish from time to time which are commensurate with his position and comparable to those received by other senior executives of the Company (including vacation of at least four (4) weeks per annum and holidays, leaves of absence and leaves for illness and temporary disability in accordance with the policies of the Company and federal, state and local law).

         Dr. Goldstein is prohibited under the agreement participating in or taking any position, investment or interest known by him to be adverse or antagonistic to the Company, its business or prospects, financial or otherwise. In addition, Dr. Goldstein is bound by a proprietary information, nonsolicitation, noncompetition and inventions assignment agreement as part of his employment agreement.

         If Dr. Goldstein's employment is terminated without cause (as defined in the employment agreement) or he terminates his employment for any reason within 12 months after a change of control event, the Company is obligated to pay him a lump sum payment in an amount equal to his then annual base salary (less federal and state tax withholding) as severance pay. Dr. Goldstein is required to sign a release in favor of the Company as a condition to receiving the severance payment.

         Pursuant to the employment agreement, the Company may terminate Dr. Goldstein in the event of his death, or any illness, disability or other incapacity that renders him unable regularly to perform his duties generally for more than either one hundred twenty (120) consecutive days or more than a total of one hundred eighty (180) days in any consecutive twelve (12) month period. Dr. Goldstein may resign his employment for good reason by giving notice to the Company. Good reason generally is defined by the employment agreement as a material change in his duties or responsibilities with the Company, which causes his position to become one of lesser responsibility or importance, or a relocation of his place of employment by more than 60 miles or a material reduction in the benefits and perquisites provided to him or any material failure by the Company to pay his the compensation and benefits under this Agreement. If Dr. Goldstein resigns with good reason, the Company is obligated to pay him the severance described above.

Employment Contract of Mr. Finkelstein
--------------------------------------

         Pursuant to the terms of his employment agreement, Mr. Finkelstein is expected to devote 100% of his time and efforts to the Company. The initial term of Mr. Finkelstein's employment agreement is three years. The agreement will automatically be extended for successive one year terms unless the Company or Mr. Finkelstein elects not to extend the agreement. The agreement provides for annual compensation of $175,000.00 and eligibility to receive an annual bonus in the discretion of the Board of Directors of the Company. In consideration for his services, the Company also granted Mr. Finkelstein an option to purchase 500,000 shares of the Company's common stock at a purchase price equal to fair market value pursuant to the Amended and Restated Option Plan. Mr. Finkelstein's option will vest as to 34% of the option shares on the first anniversary of the grant, and in twenty-four (24) equal monthly installments thereafter so long as he remained employed by the Company. In the event of Mr. Finkelstein's termination without cause or upon the occurrence of certain change in control events, Mr. Finkelstein's stock shall immediately vest and be released from the Company's repurchase option.

         Pursuant to the agreement, Mr. Finkelstein is entitled to participate in and receive all standard employee benefits under applicable Company welfare benefits plans and programs to the same extent as other senior executives of the Company and to participate in all applicable incentive plans, including stock option, stock, bonus, savings and retirement plans provided by the Company which are offered to senior executive officers in the company. The agreement also provides that Mr. Finkelstein will receive such perquisites as the Company may establish from time to time which are commensurate with his position and comparable to those received by other senior executives of the Company (including vacation of at least four (4) weeks per annum and holidays, leaves of absence and leaves for illness and temporary disability in accordance with the policies of the Company and federal, state and local law). Under the employment agreement, the Company also is obligated to maintain a life insurance policy covering the life of Mr. Finkelstein with coverage in the amount of not less than $1,000,000 and a disability insurance policy with coverage in the maximum amount allowable or appropriate as determined by his base salary, provided that the Company is not obligated to pay more than $600 per month in the aggregate, for life and disability coverage.

         Mr. Finkelstein is prohibited under the agreement participating in or taking any position, investment or interest known by him to be adverse or antagonistic to the Company, its business or prospects, financial or otherwise. In addition, Mr. Finkelstein is bound by a proprietary information, nonsolicitation, noncompetition and inventions assignment agreement as part of his employment agreement.

         If Mr. Finkelstein's employment is terminated without cause (as defined in the employment agreement) or he terminates his employment for any reason within 12 months after a change of control event, the Company is obligated to pay him a lump sum payment in an amount equal to his then annual base salary (less federal and state tax withholding) as severance pay. In addition, the Company will reimburse him for premiums he pays for life and disability insurance for a 12 month period. Such reimbursement, in the aggregate, generally will be capped at the $600 per month. Mr. Finkelstein is required to sign a release in favor of the Company as a condition to receiving any severance payment.

         Pursuant to the employment agreement, the Company may terminate Mr. Finkelstein in the event of his death, or any illness, disability or other incapacity that renders him unable regularly to perform his duties generally for more than either one hundred twenty (120) consecutive days or more than a total of one hundred eighty (180) days in any consecutive twelve (12) month period. Mr. Finkelstein may resign his employment for good reason by giving notice to the Company. Good reason generally is defined by the employment agreement as a material change in his duties or responsibilities with the Company, which causes his position to become one of lesser responsibility or importance, or a relocation of his place of employment by more than 60 miles or a material reduction in the benefits and perquisites provided to him or any material failure by the Company to pay his the compensation and benefits under this Agreement. If Mr. Finkelstein resigns with good reason, the Company is obligated to pay him the severance described above.

Securities Authorized for Issuance Under Equity Compensation Plans

         (1) The following table, provides the information as of the end of the most recently completed fiscal year with respect to compensation plans (including individual compensation arrangements) under which equity securities of the small business issuer are authorized for issuance, aggregated as follows:

             (i) All compensation plans previously approved by security holders; and

             (ii) All compensation plans not previously approved by security holders.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                              NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                   NUMBER OF SECURITIES TO BE  WEIGHTED-AVERAGE EXERCISE  FUTURE ISSUANCE UNDER EQUITY
                                     ISSUED UPON EXERCISE OF      PRICE OF OUTSTANDING         COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,       OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
          PLAN CATEGORY                WARRANTS AND RIGHTS               RIGHTS             REFLECTED IN COLUMN (A))
                                               (a)                        (b)                          (c)
Equity compensation plans                    230,000                     $1.14                       800,000
approved by security holders

Equity compensation plans not                   -                          -                            -
approved by security holders

Total                                        230,000                     $1.14                       800,000

                  PROPOSAL 2 - AMENDED AND RESTATED OPTION PLAN


                                 APPROVAL OF THE
            AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN

         The Board of Directors previously adopted the Alpha 1 Biomedicals, Inc. (RegeneRx Biopharmaceuticals, Inc.) 2000 Stock Option and Incentive Plan (the "Plan") as of the 15th day of December 2000 following the Plan's adoption by a majority vote of the Company's stockholders. An aggregate of 1,000,000 shares of Common Stock are currently reserved for issuance under the Plan. As of December 31, 2001, no option shares had been awarded under the Plan; however, the Board of Directors believes that the availability of an adequate number of shares in the share reserve of the Plan is an important factor in continuing to attract, retain and motivate qualified employees and non-employee directors essential to the success of the Company and the options also provide these persons with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholders' concerns and reward employees for outstanding performance. Accordingly, the Board of Directors has adopted, subject to stockholder approval, an amended and restated Plan that provides, in part, for an increase in the number of shares of Common Stock underlying the Plan to 2,500,000 shares. In addition, on March 18, 2002, the Board of Directors approved employment agreements between the Company and each of J. J. Finkelstein and Dr. Allan L. Goldstein. The executed employment agreements for each of J. J. Finkelstein and Dr. Allan L. Goldstein provided in part for compensation in the form of incentive stock options granted pursuant to the Plan (the "option grants") that exceeded the annual limit of
Section 4(b) of the Plan. The principal terms of the option grants to each of J.
J. Finkelstein and Dr. Allan L. Goldstein include:



             NAME                   NUMBER OF OPTIONS        EXERCISE PRICE PER SHARE          VESTING SCHEDULE
             ----                   -----------------        ------------------------          ----------------

J.J. Finkelstein                         500,000                       $.33              34% on 3/18/03, 2.75% per
                                                                                         month thereafter

Dr. Allan L. Goldstein                   300,000                       $.33              34% on 3/18/03, 2.75% per
                                                                                         month thereafter

         The option grants to each of J. J. Finkelstein and Dr. Allan L. Goldstein which were approved by the Board of Directors were conditioned upon and subject to the subsequent amendment of the Plan by the Board of Directors and a majority vote of the Company's stockholders to increase Plan Section 4(b)'s 100,000 annual option limit. Accordingly, the Board of Directors has adopted, subject to stockholder approval, the Amended and Restated Option Plan that provides, in part, for an increase in Section 4(b)'s annual limit. The Amended and Restated Option Plan increases Section 4(b)'s annual limit to 750,000 shares. The Board of Directors also adopted, subject to stockholder approval, certain other technical and clarifying amendments to the amended and restated Plan as described herein below in an effort to better clarify the rights and obligations of the Company and Plan Participants.

OPTION PLAN

         The 2000 Stock Option and Incentive Plan was adopted by the Board of Directors on December 15, 2000. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers, employees, consultants and advisors of the Corporation and its Affiliates and to motivate such persons to exert their best efforts on behalf of the Corporation and its Affiliates. The principal features and terms of the Plan as amended and restated are summarized below.

         The Plan provides for grants of both Incentive Stock Options and Non-Qualified Stock Options to participants. The Plan is administered by a committee of the board of directors that consists either of the entire Board of Directors or two or more members of the Board who are "outside," non-employee directors. Unless otherwise restricted by the Board of Directors, the committee has the authority and discretion to select participants in the Plan and to grant options under the Plan. The committee is authorized under the Plan to fix the terms and conditions of all option awards. The exercise price for options is determined by the committee, however the exercise price cannot be less than the fair market value of a share on the date of grant of the option. In the case of an Incentive Stock Option granted to a ten percent owner, the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. The Committee may set the term of each option granted under the Plan, however, the term cannot exceed ten years (five years in the case of a Incentive Stock Option granted to ten percent owner). The Plan also gives to the committee the authority to determine vesting and exercisability of options granted under the Plan and to specify the method of payment of the exercise price. For purposes of the Plan, fair market value is defined to mean the per share closing price of the shares on the securities exchange on which the shares are listed or, if not listed on a securities exchange, the average of the per share closing bid prices of the shares as reported on the OTC Bulletin Board, or, if such bid prices are not reported on the OTC Bulletin Board, as reported by any nationally recognized quotation service selected by the Committee, in each such case averaged over a period of the twenty (20) trading days preceding the date in question, or, if no such price information is reported, the fair market value on such date of a Share as the Committee shall determine.

         The Plan generally provides that upon an option holder's termination of service for any reason other than for cause or due to death or disability, the option holder's vested and exercisable options can be exercised up until the earlier to occur of (i) three months following the termination of service or
(ii) the expiration of the option by its terms. Unless otherwise determined by the Committee, upon termination of service of an option holder due to death or disability, the option holder's vested and exercisable options can be exercised up until the earlier to occur of (i) one year following the termination of service on account of death or disability or (ii) the expiration of the option by its terms. Upon a termination of service of an option holder for cause (as defined by the Plan), all of the option holder's unexercised options shall immediately be forfeited.

         The Plan provides that the maximum number of shares with respect to which options may be granted under the Plan is two million five hundred thousand (2,500,000) (subject to certain adjustments for changes in the capitalization of the Corporation) plus any shares repurchased by the Corporation on the open market and any shares surrendered to the Corporation in payment of the exercise price of options granted under the Plan. The Plan also limits the total number of options that can be granted to a participant in a calendar year to 750,000, subject to certain adjustments.

         The Plan provides that in the event of a certain corporate events (including a merger or consolidation), option holders may have the right to elect to receive cash upon exercise of any option equal to the fair market value of the stock less the exercise price of such option times the number of options exercised. The Committee in its discretion will determine whether such amounts are to be paid in cash, property or some combination. The Plan also provides that upon the occurrence of certain events that are treated as a "change in control" all outstanding options generally will become fully vested and exercisable (unless otherwise provided in an optionholder's option award agreement).

         Options granted under the Plan are restricted as to transferability. Generally, options only may transferred by will or the laws of descent and distribution, however, Non-Qualified Stock Options also may be transferred by gift under certain circumstances and pursuant to certain domestic relations orders. Option holders may be required under the Plan to make certain investment representations in connection with the exercise of options to enable the Corporation to comply with Federal and state securities laws. The Corporation may refuse delivery of shares under the Plan if the requested representations are not made by an option holder or if the shares have not been registered by the Corporation on a stock exchange. At the time of delivery of shares under the Plan, option holders may be required to pay any taxes associated with the exercise of the option that the Corporation is required to withhold. The Plan permits the Corporation to sell shares that an option holder otherwise would receive upon exercise of the option to cover the tax amounts required to be withheld.

         No person has a right to be selected as a participant in the Plan or to be granted an option under the Plan. Participation in the Plan or the grant of an option under the Plan does not give any participant or option holder rights as an employee, consultant or advisor of the Corporation or the right to be retained in the employ of or as a Consultant or Advisor to the Corporation or any Affiliate.

         The Board of Directors of the Corporation generally has the authority to amend, alter, suspend, discontinue, or terminate the Plan without the consent of stockholders or Plan participants. However, to extent that an amendment to the Plan requires shareholder approval under any applicable federal or state law or regulation or the rules of any stock exchange, the Board of Directors will seek stockholder approval. Unless otherwise terminated, the Plan will remain effective for a term of ten years from its effective date.

         A complete copy of the Amended and Restated Option Plan is attached as Exhibit A.

NEW PLAN BENEFITS

         The Company cannot now determine the number of options to be received in the future by the Named Executive Officers, non-employee directors, all current officers as a group or all employees (including current officers who are not executive officers) as a group, as a result of the proposed increase in the number of shares reserved under the Amended and Restated Option Plan. The following table reflects the number of options which have been granted subject to stockholder approval of the Amended and Restated Option Plan in accordance with this proposal.

                        AMENDED AND RESTATED OPTION PLAN


NAME AND POSITION                                                                DOLLAR VALUE            NUMBER OF OPTIONS
                                                                                     ($)
J.J. Finkelstein
President and Chief Executive Officer......................................          $80,000                    500,000

Allan L. Goldstein
Chairman of the Board of Directors.........................................           48,000                    300,000

All executive officers as a group..........................................          128,000                    800,000

All non-employee directors as a group......................................                0                          0

Company employees other than executive officers, as a group................                0                          0


STOCKHOLDER APPROVAL

         Under Delaware law and the Company's bylaws, the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, and entitled to vote is required to constitute stockholder approval and ratification of this Proposal 2. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will not be counted as votes cast for purposes of Delaware law and the Company's bylaws. Shares underlying broker non-votes will not be counted as present and entitled to vote or as votes cast and will have no effect.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 2000 STOCK OPTION AND INCENTIVE PLAN.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                 APPROVAL OF THE COMPANY'S AMENDED AND RESTATED
                      2000 STOCK OPTION AND INCENTIVE PLAN.

              PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF AUDITORS

         Effective April 25, 2000, the Company engaged Reznick Fedder & Silverman, P.C. as its principal accountant to audit the Company's financial statements. During the Company's fiscal years ended December 31, 1998 and 1999 and subsequent interim periods prior to the engagement of Reznick Fedder & Silverman, P.C., the Company did not, nor did anyone on the Company's behalf, consult Reznick Fedder & Silverman, P.C. regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the Company and PricewaterhouseCoopers LLP or an event described in paragraph 304(a)(1)(v) of the SEC's Regulation S-K.

         The Board of Directors has appointed Reznick Fedder & Silverman, P.C. as principal accountant for the fiscal year ending December 31, 2002, subject to the ratification of the appointment by stockholders at the Meeting. A representative of Reznick Fedder & Silverman, P.C. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         For the fiscal year ended December 31, 2001, Reznick Fedder & Silverman, P.C. provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

         (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2001 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal 2001:
              $22,561.

         (b)  Financial Information Systems Design and Implementation Fees: $0.

         (c)  All other fees: $0.

         The Audit Committee of the Company's Board of Directors has not considered whether the provision of services covered by items (b) and (c) above is compatible with maintaining the independence of Reznick Fedder & Silverman, P.C.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the votes cast by the holders of shares present in person or by proxy at the Meeting and entitled to vote is required to approve the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented at the Meeting. If any other matter properly comes before the stockholders for a vote at the Meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

                             ADDITIONAL INFORMATION

PROXY SOLICITATION COSTS

         The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

STOCKHOLDER PROPOSALS FOR 2003 MEETING

         If you intend to present a stockholder proposal at next year's Meeting, your proposal must be received by the Company at its executive offices, located at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, by January 14, 2003 to be eligible for inclusion in the Company's proxy materials for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's certificate of incorporation and bylaws and Delaware law.

         If you submit a proposal for presentation at next year's Meeting that is not intended for inclusion in the Company's proxy materials, the persons named in the form of proxy sent by the Company to stockholders will have the discretion to vote on your proposal in accordance with their best judgment if your proposal is not received at the main office of the Company by March 30, 2003.

                                                                      EXHIBIT A

         The following is a copy of the complete provisions of the Plan in effect as of the date hereof. We have included the entire Plan for disclosure purposes so that you can look at each of the provision that are being amended in making your vote.


                            ALPHA 1 BIOMEDICALS, INC.
                       (REGENERX BIOPHARMACEUTICALS, INC.)

            AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN

       1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers, employees, Consultants and Advisors of the Corporation and its Affiliates and to motivate such persons to exert their best efforts on behalf of the Corporation and its Affiliates.

       2. Definitions.  The following definitions are applicable to the Plan:

       "Advisor" -- means an advisor retained by the Corporation or an Affiliate who: (i) is a natural person; and (ii) provides bona fide services to the Corporation or an Affiliate, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

       "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Sections 424(e) and (f), respectively, of the Code.

       "Board" -- means the board of directors of the Corporation.

       "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

       "Code" -- means the Internal Revenue Code of 1986, as amended.

       "Committee" -- means the Committee referred to in Section 3 hereof.

       "Consultant" -- means a consultant retained by the Corporation or a Affiliate who: (i) is a natural person; and (ii) provides bona fide services to the Corporation or an Affiliate, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

       "Corporation" -- means Alpha 1 Biomedicals, Inc., a Delaware corporation, and any successor thereto.

       "Disability" -- has the meaning assigned to such term in Section 22(e)(3) of the Code, or any successor provision.

       "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Option Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

       "Market Value" -- means, on the date in question (or, if the date in question is not a trading day, on the last trading day preceding the date in question), the per share closing price of the Shares on the principal securities exchange on which the Shares are listed (if the Shares are so listed), or on the Nasdaq Stock Market (if the Shares are listed on the Nasdaq Stock Market), or, if not listed on a securities exchange or the Nasdaq Stock Market, the average of the per share closing bid and ask prices of the Shares as reported on the OTC Bulletin Board, or, if such bid and ask prices are not reported on the OTC Bulletin Board, as reported by any nationally recognized quotation service selected by the Committee, or, if no such price information is reported, the fair market value on such date of a Share as the Committee shall determine.

       "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

       "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

       "Option Agreement" -- means the agreement evidencing the grant of an Option under the Plan.

       "Participant" -- means any director, officer, employee, Consultant or Advisor of the Corporation or any Affiliate who is selected to receive an Option pursuant to Section 5.

       "Plan" -- means this Alpha 1 Biomedicals, Inc. 2000 Stock Option and Incentive Plan.

       "Shares" -- means the shares of common stock of the Corporation.

       "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, officer, employee, Consultant or Advisor of the Corporation or any Affiliate for purposes of a Non-Qualified Stock Option.

       3. Administration. The Plan shall be administered by a Committee consisting of either (i) each member of the Board, or (ii) two or more members of the Board appointed by the Board, each of whom (A) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (B) shall be a "non-employee director," as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any similar or successor provision. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Options; (ii) determine the number of Shares to be subject to types of Options generally, as well as to individual Options granted under the Plan; (iii) determine the terms and conditions upon which Options shall be granted under the Plan; (iv) prescribe the forms and terms of Option Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

       A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

       4.     Shares Subject to Plan.
              ----------------------

              (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Options may be granted under the Plan is 1,000,000, plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Options may be granted under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Option which terminates shall not be considered to have been granted under the Plan, and new Options may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

              (b) During any calendar year, no Participant may be granted Options under the Plan with respect to more than 100,000 Shares, subject to adjustment as provided in Section 6.

       5. Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine:

                    (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided, further, that in the case of an Incentive Stock Option granted to an individual who, at the time of grant, is the beneficial owner of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate (a "Ten Percent Owner"), such exercise price shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                    (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than ten years in the case of a Non-Qualified Stock Option, ten years in the case of an Incentive Stock Option granted to a Participant who is not a Ten Percent Owner, and five years in the case of a Incentive Stock Option granted to a Participant who is a Ten Percent Owner.

                    (iii) Number of Shares and Time and Method of Exercise. The Committee shall determine the number of Shares underlying each Option and the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms

(including, without limitation, cash, Shares, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                    (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates. No Incentive Stock Option may be granted more than ten years after the effective date of the Plan, as set forth in Section 14. The aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

                    (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Option Agreement evidencing the grant of the Option, upon Termination of Service of a Participant for any reason other than for Cause or due to death or Disability, each Option granted to the Participant, to the extent then exercisable, shall remain exercisable for the lesser of (A) three months following such Termination of Service and (B) the period of time until the expiration of the Option by its terms. Unless otherwise determined by the Committee and set forth in the Option Agreement evidencing the grant of the Option, upon Termination of Service of a Participant due to death or Disability, each Option granted to the Participant, to the extent then exercisable, shall remain exercisable for the lesser of (A) one year following such Termination of Service and (B) the period of time until the expiration of the Option by its terms. Upon Termination of Service of a Participant for Cause, each Option granted to the Participant, to the extent not previously exercised, shall immediately be forfeited.

       6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Options may be granted under the Plan and the number and class of shares underlying outstanding Options granted under the Plan (as well as the exercise price of each such outstanding Option) shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Option which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Option.

       7. Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

       8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Corporation with respect to which 50% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Option Agreement, all Options granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option which has previously been exercised or otherwise terminated shall become exercisable.

       9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. A Non-Qualified Stock Option shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in
Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Option recipient, an Option shall be exercisable only by the Option recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

       10. Certain Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no director, officer, employee, Consultant, Advisor or other person shall have any claim or right to be granted an Option under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, Consultant or Advisor any right to be retained in the employ of or as a Consultant or Advisor to the Corporation or any Affiliate.

       11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

       12. Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

       13.    Amendment or Termination.
              ------------------------

              (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

              (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Option. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Option without the consent of the Participant or holder thereof, except as otherwise provided herein.

       14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.